Stockholders' Equity	12 Months Ended
Dec. 31, 2023
Stockholders' Equity Note [Abstract]
Stockholders' Equity
NOTE 13. STOCKHOLDERS’ EQUITY
The following is a summary of capital stock activity (in shares) for the year ended December 31, 2023:

	Common Stock Outstanding	Common Stock Held in Treasury
December 31, 2022	31,803,721	57,959
Stock awards issued	35,969	(35,969)
Treasury stock purchases	(49,992)	49,992

December 31, 2023	31,789,698	71,982

On December 1, 2021, the Board authorized a share repurchase program of up to $30 million of the Company’s common stock, effective January 1, 2022 through December 31, 2024, which replaced the prior share repurchase program. Shares may be purchased from time to time in open market transactions, subject to market conditions. Repurchased shares become treasury shares, which are accounted for using the cost method and are intended to be used for future awards under the Incentive Compensation Plan.